EXHIBIT 10.6

                             NOTE PURCHASE AGREEMENT
                          INTERFUND INVESTMENTS I, LLC

THE SECURITIES BEING SUBSCRIBED FOR PURSUANT TO THIS NOTE PURCHASE AGREEMENT (THIS "AGREEMENT") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND THIS OFFERING IS BEING COMPLETED BASED UPON EXEMPTIONS TO THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS. THE SECURITIES HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THE COMPANY HAS NO CURRENT INTENTION TO SEEK REGISTRATION. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SECURITIES ARE SET FORTH IN THIS AGREEMENT.

         INTERFUND INVESTMENT FUND I, LLC, a Florida limited liability (the "Company"), and the undersigned subscriber(s) (singularly or, if applicable, collectively, the "Purchaser") hereby agree as follows:

                  1. Sale and Purchase of Note. The Company agrees to issue to the Purchaser, and the Purchaser agrees to purchase from the Company, the 8% Secured Promissory Notes due on December 31, 2006 (collectively, the "Note") which has been accepted by the Company in an amount as indicated adjacent to the Purchaser's name on the last page of this Agreement (the "Purchase Price"). The form of Note is attached hereto as Exhibit A. The issuance by the Company of any Note hereunder will be in increments of $50,000.

                  2. Payment by Purchaser. Simultaneous with execution of this Agreement, the Purchaser shall make payment for Note for which subscription has been made by delivering the Purchase Price in the form of a check or money order made payable to "InterFund Investment Fund I, LLC." to the Company. Such check or money order shall be referred to herein as the "Proceeds". All proceeds will be held in an attorney escrow account pending the receipt of a minimum of $1,000,000 in proceeds. Once at least $1,000,000 in proceeds is collected, all proceeds will be released directly to the Company without further notice to Purchaser. Should at least $1,000,000 in proceeds not be received during the Offering Period, as defined in the Offering Memorandum, then all proceeds will be returned to Purchaser without interest.

                  3. Closing.  The closing of the sale and purchase described in
Section 2 hereof (the "Closing") shall occur upon the Company's acceptance of Purchaser's Note Purchase Agreement. The Company may reject Purchaser's offer to purchase the Note, in whole or in part, in its sole discretion and for any reason (or for no reason). Note purchases are not binding on the Company until accepted by the Company. The Company will refuse any Note purchases by giving written notice to the Purchaser by personal delivery or first-class mail. As soon as practicable after the Closing, the Company will deliver to the Purchaser a fully executed copy of this Agreement and a Note, in the form attached hereto as Exhibit C, evidencing the Purchaser's ownership of the Note.

                  4. Representations and Warranties by the Purchaser. The Purchaser represents and warrants to the Company that:

                           4.1  Knowledge and Experience/Reliance. The Purchaser
has such  knowledge and  experience  in financial and business  matters that the

Purchaser, together with the Purchaser's professional advisor (the "Purchaser Representative"), if any, is fully capable of evaluating the merits and risks of an investment in the Note. The Purchaser is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1993, as amended (the "Securities Act"), which definition is set forth on the Noteholder Questionnaire made a part of this EXHIBIT "C" attached hereto. The Purchaser understands that the Note is being offered and sold in reliance on transactional exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Note.

                           4.2  Relationship to Company;  Access to Information.
The Purchaser either has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons, or, by reason of Purchaser's business or financial experience, the Purchaser has the capacity and has taken all steps necessary to protect the Purchaser's own interests in connection with the purchase of the Note. The Purchaser has received and read or reviewed with his Purchaser Representative, if any, and represents that he is familiar with this agreement, the other subscription documents and the Offering Memorandum accompanying these documents. The Company has made available to the Purchaser such information and documents regarding the Company as Purchaser deems necessary to enable him to make an informed decision concerning the purchase of the Note and the Company has provided answers to all of his questions relating thereto. The Purchaser acknowledges that no federal or state agency has made any finding or determination as to the fairness of the offering for the purchase of the Note or any recommendation or endorsement of the Note.

                           4.3 Purchaser's Liquidity. The Purchaser has adequate
means of providing for the Purchaser's current needs and personal contingencies and has no need for liquidity in connection with the purchase of the Note. The Purchaser acknowledges that the Note is illiquid and that the Purchaser must bear the economic risk of the Note for an indefinite period of time, and that the Purchaser could sustain a loss of the Purchaser's purchase price of the Note (and expected yield) without materially impairing the Purchaser's financial wherewithal. The Purchaser's overall commitment to investments and loans which are not readily marketable is not disproportionate to the net worth of the Purchaser, and the Purchaser's purchase of the Note will not cause such overall commitment to become excessive.

                           4.4   Restrictions  of  Transfer.  The  Purchaser
acknowledges and understands that the Note has not been registered under the Securities Act of 1933, as amended (the " 1933 Act") or under any state securities laws and agrees that the Note cannot be resold unless they are subsequently registered under the 1933 Act or pertinent state securities acts unless an exemption from such registration is available. The Purchaser agrees not to resell or otherwise dispose of all or any part of the Note, except as permitted by law. The Purchaser acknowledges and understands that the transfer of the Note is restricted by the terms of this Agreement and that there is no assurance that Rule 144 of the 1933 Act will be available as a basis for exemption from registration. The Purchaser further acknowledges that there will be no public market for the Note and Purchaser may not be able to sell the Note. Accordingly, the Purchaser must bear the economic risk of the Note for an indefinite period of time.

                           4.5  Nondistributive  Intent.  The  Purchaser  is
purchasing the Note for the account of the Purchaser, not for the account of any other person, and not with any present intention to resell or otherwise distribute the Note in any manner that would violate the 1933 Act or any applicable state securities laws.

                           4.6   Rescission Right  for  Florida  Residents.  The
Purchaser hereby intends that his signature hereon shall constitute an irrevocable subscription for the Note specified herein. Notwithstanding, Section 2 and the prior sentence, the Purchaser, if a Florida resident, shall have the



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

right at any time within three (3) days after the Purchaser first tenders the Purchase Price or the date of execution of this Agreement by the Company, whichever is later, to notify the Company of the Purchaser's intent to cancel this Agreement. In such event, this Agreement shall be cancelled and of no further force or effect, and the Company shall promptly cause to be refunded to the Purchaser the Purchase Price paid by the Purchaser for the Note, without interest or deduction.

                           4.7  Accuracy of  Information.  All  of  the  written
information pertaining to the Purchaser which the Purchaser has heretofore furnished to the Company, and all information pertaining to the Purchaser which is set forth in this Note Purchase Agreement, is correct and complete as of the date hereof and, if there should be any material change in such information hereafter, the Purchaser shall promptly furnish such revised or corrected information to the Company. Purchaser otherwise meets any special suitability standards applicable to the Purchaser's state of residence.

                           4.8   No Public  Solicitation.  At no time  was  such
Purchaser presented with or solicited by any general mailing, leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or general solicitation in connection with the sale of the Note.

                  5.   Transfer of Notes

                           5.1 Legend. Until the occurrence of one of the events
specified in Section 5.3, the Note shall be stamped or otherwise imprinted with a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER ANY STATE SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE NOTE UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

The Purchaser acknowledges that the Notes have not been registered under the Securities Act or the laws of any other jurisdiction by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, and that the Company's reliance on such exemptions is predicated on the accuracy and completeness of the Purchaser's representations, warranties, acknowledgments and agreements herein. The Note cannot be sold or transferred by Purchaser unless subsequently registered under applicable law or an exemption from registration is available. The Company is not required to register the Note or to make any exemption from registration available. As part of any permitted transfer of the Note, the transferee shall also agree to become bound by this Note Purchase Agreement. The Company has attached a Form of Assignment and Assumption Agreement (EXHIBIT "B") hereto to be executed by the Noteholder and Qualified Transferee should Purchaser determine it desires to transfer this Note. Any transfer of the Note in violation of this Section shall be void.

                           5.2  Opinion of Counsel.  Prior  to any  transfer  or
attempted transfer of any Notes issued hereunder, or any interest therein, the Purchaser, or, if the Purchaser is not the person proposing such transfer, the holder, shall give the Company written notice of the Purchaser's or holder's intention to make such transfer, describing the manner of the intended transfer and the proposed transferee. Promptly after receiving such written notice, the Company shall present copies thereof to counsel for the Company and to any special counsel designated by the Purchaser or by such holder. If in the opinion of each of such counsel the proposed transfer may be effected without registration of the Note under the applicable federal or state securities laws, the Company, shall immediately notify the Purchaser or such holder of such opinions, whereupon the Note proposed to be transferred shall (subject to the


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

last sentence of Section 5) be transferred in accordance with the terms of said notice. The Company shall not be required to effect any such transfer prior to the receipt of such favorable opinion(s); provided, however, the Company may waive the requirement that the Purchaser obtain an opinion of counsel, in its sole and absolute discretion. As a condition to such favorable opinion, counsel for the Company may require an investment letter to be executed by the proposed transferee. Purchaser agrees to pay the reasonable fees and expenses of special counsel designated by the Purchaser, and of counsel to the Company in the event Company counsel renders such opinion, in connection with any such proposed transfer.

                           5.3  Unrestricted  Transferability.  The restrictions
imposed by Sections 5.1 and 5.2 herein shall  terminate as to some or all of the
Note if:

                  (a) Such Note shall have been effectively registered under the 1933 Act and any applicable state law and sold by the holder thereof in accordance with such registration; or


                  (b) Written opinions to the effect that such registration is no longer required or necessary under any federal or state law or regulation or governmental authority shall have been received from legal counsel for the Company.

Whenever the restrictions imposed by Sections 5.1 and 5.2 herein shall terminate, as provided above, any holder of such Note as to which such requirements shall have terminated shall be entitled to receive from the Company, without expense to such holder, new Note or certificates as the case may be not bearing the restrictive legend set forth in Section 5.1.


                  6. Indemnification Representations of Purchaser. The Purchaser represents and warrants that none of the representations or warranties made by the Purchaser herein ("Purchaser Statements") contain any false or misleading statement or omit to state a material fact. The Purchaser shall indemnify the Company and Noble Financial Group, Inc. (the "Placement Agent") to the extent the Company or the Placement Agent incurs or suffers any damage, expenses, loss, claim, judgment or liability resulting from the Company's reliance upon any Purchaser Statement to the maximum extent of the Purchase Price plus any interest or premium actually paid to the Purchaser by the Company.

                  7.  Additional Representations and Warranties of Purchaser

                  Purchaser represents and warrants to the Company and to the Placement Agent that:

                  (a) Purchaser has received, has carefully read and understands the Company's Offering Memorandum accompanying this Note Purchase Agreement and specifically acknowledges and understands all risk factors and conflicts of interests disclosed therein;

                  (b) Purchaser has been furnished with all additional documents and information which Purchaser has requested;

                  (c) Purchaser has had the opportunity to ask questions of and received answers from the Company concerning the Company and the Note and to obtain any additional information necessary to verify the accuracy of the information furnished;

                  (d) Purchaser has relied only on the foregoing information and documents in determining to make this subscription;

                  (e) The Offering Memorandum and other information furnished by the Company do not constitute investment, accounting, legal or tax advice and Purchaser is relying on professional advisers for such advice;

                  (f) All documents, records and books pertaining to Purchaser's investment have been made available for inspection by Purchaser and by Purchaser's attorney, and/or Purchaser's accountant and/or Purchaser's representative, and the relevant books and records of the Company will be available upon reasonable notice, for inspection by investors during reasonable business hours at the Company's principal place of business;

                  (g) Purchaser and Purchaser's Representative (which advisors for all purposes herein do not include the Company or its principals, representatives or counsel) have such knowledge and experience in legal, financial and business matters as to be capable of evaluating the merits and risks of investing in the Company and of making an informed decision with respect to the Notes;

                  (h) Purchaser understands, acknowledges and agrees that the Company is relying solely upon the representations and warranties made herein in determining to sell Purchaser the Note;

                  (i) The Purchaser has not paid or given any commission or other remuneration in connection with the purchase of the Note. The Purchaser has not received any public media advertisements and has not been solicited by any form of mass mailing solicitation;

                  (j) The Purchaser understands the meaning and legal consequences of the foregoing representations and warranties. The Purchaser certifies that each of the foregoing representations and warranties is true and correct as of the date hereof and shall survive the execution hereof and the purchase of the Note;

                  (k) Without limiting the generality of clause (a) above, the Purchaser understands and accepts that the Manager, Capitol Management, LLC, is an affiliate of the Company and wholly owned subsidiary of the parent, Capitol First Corporation, and the Manager shall be paid a management fee of 1.5% per annum of the principal amount of the Note.

                  8. Subscription Irrevocable By Purchaser But Subject To Acceptance Or Rejection By The Company/Covenants of the Company.

                  (a) This Note Purchase Agreement is not, and shall not be, revocable by Purchaser.

                  (b) The Company, in its sole discretion, has the right to terminate or withdraw the offering at any time, to accept or reject offers to purchase Notes hereunder in other than the order in which they were received, to reject any offer to purchase Notes in whole or in part, to allot to Purchaser less than the dollar amount of the Note subscribed for, and to return without interest the amount paid by Purchaser.

                  (c) The Purchaser understands and agrees that this Note Purchase Agreement is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's completion, execution and delivery of this Note Purchase Agreement.

                  (d) In the event of rejection of this subscription in whole (but not in part), or in the event the sale of the Note subscribed for by the Purchaser is not consummated by the Company for any reason (in which event this Note Purchase Agreement shall be deemed to be rejected), this Note Purchase

Agreement and any other agreement entered into between the Purchaser and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly cause to be returned to the Purchaser the Purchase Price remitted by the Purchaser, without interest thereon or deduction therefrom. In the event that this subscription is accepted in part, the Company shall promptly cause to be returned to the Purchaser that portion of the Purchase Price remitted by the Purchaser which represents payment for the Note for which this subscription was not accepted, without interest thereon or deduction therefrom.

                  (e) In the event the Company does not receive a minimum of $1,000,000 in proceeds from this Offering during the Offering Period, then the Company shall return all proceeds to Purchaser without interest.

                  (f) The Company will establish an Interest Reserve equal to 12 months interest on the Note. The Interest Reserve shall be maintained at a level equal to 12 months interest for the first 24 months. For months 24-36, the Interest Reserve will decrease by 1/12 per month until it is reduced to zero. The Company will hold the Interest Reserve in its own accounts.

                  (g) The Company makes no representation or warranty concerning the financial condition of the Collateral Agent.

                  9. Notices. All notices, requests, consents and other communications hereunder shall be in writing (including telex, telefax and other telegraphic communication) and shall be (as elected by the person giving such notice) delivered by messenger or courier service, or mailed first-class postage prepaid registered or certified mail:

                  (a) If to any holder of the Note, addressed to such holder at the address set forth below or at the Purchaser or holder's address as shown on the books of the Company or the Purchaser or holder's agent or to such other address as may from time to time be furnished to the Company in writing by any such holder.

                  (b) If to the Company, addressed to the Company at 7100 W. Camino Real Blvd., Suite 402, Boca Raton, FL 33433 or at such other address as may from time to time be furnished to the Purchaser in writing by the Company.

Each such notice shall be deemed delivered and received: (i) on the date delivered if by personal delivery; (ii) on the date of transmission with confirmed answer back if by telex, telefax or other telegraphic method; and
(iii) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

                  10. Indemnification. Purchaser shall indemnify upon demand the Company and the Placement Agent, and its partners, managers, members, shareholders, directors, officers employees and agents (the "Indemnified Persons") and hold harmless the Indemnified Persons from and against any and all loss, cost, liability, damages, penalties, actions, suits, and expenses (including reasonable attorneys' fees and other legal expenses) which may be imposed upon, asserted against, paid or incurred by the Indemnified Persons (except and only to the extent that the same arises solely from gross negligence or willful misconduct on the part of an Indemnified Person) at any time or from time to time in connection with the enforcement of the terms hereof, the Note, the Security Agreement or any other documents related to this transaction (the "Loan Documents"), including the prosecution or defense of any suit relating to or arising out of this Agreement of the Loan Documents, or any default by a Purchaser under this agreement, including those caused by an Indemnified Person's negligence (collectively the "Indemnified Liability"); provided, however, that no Purchaser shall be liable for the payment to any Indemnified


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

Person of any portion of such Indemnified Liability resulting from the gross negligence or willful misconduct on the part of an Indemnified Person; provided, further, however, that no action taken in accordance with the directions of the holders of a majority of the aggregate outstanding principal balance of the Notes shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Purchaser shall reimburse Agent upon demand for its ratable share of any reasonable costs or out of pocket expenses (including reasonable attorneys fees and expenses) incurred by the Indemnified Persons in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under this Agreement or any of the Loan Documents, to the extent that the Indemnified Persons is not reimbursed by the Company. The undertaking in this Section shall survive the payment of all obligations hereunder and under the Loan Documents and the resignation or replacement of the Indemnified Persons.

                  11.  Miscellaneous  Provisions.  This Agreement represents the entire subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, personal and other legal representatives, heirs, successors and permitted assigns.

If any part of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. All agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. It is expressly understood that Sections 4, 5, 6, 7 and 8 shall survive the Closing and any subsequent sale or other transfer by the Purchaser of a portion or all of the Notes.

This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without regard to principles of conflicts of laws. The parties acknowledge that a substantial portion of negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally: (a) agrees that any suit, action or legal proceeding arising out of or relating, to this Agreement may be brought in the courts of record of the State of Florida in Palm Beach County or the court of the United States District Court covering such county; (b) consents to the jurisdiction of each such court in any suit, action or proceeding; (c) waives any objection which that party may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in said state



                  12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Print or Type Below                           Amount of Note subscribed for by
-------------------
                                              Purchaser(s):


-------------------------------------         $
 Name of Purchaser                             ------------------


-------------------------------------
 Name of Co-Purchaser (if any)

-------------------------------------

-------------------------------------
Address of Purchaser(s)


         IN WITNESS WHEREOF, the Purchaser(s) hereby execute this Agreement this ____ day of ___________, 2004.


                                              PURCHASERS:

                                              ----------------------------------

                                              ----------------------------------
                                              Signature of Co-Purchaser (if any)

         AGREED as of this ____ day of ____________________________, 2004.



                                              INTERFUND INVESTMENT FUND I, LLC

                                              By:_______________________________
                                              Its:______________________________










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